UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2007 (February 12, 2007)
MBI Financial, Inc.
(Exact name of registrant as specified in its charter)
Nevada
(State or other jurisdiction of incorporation)
2-42114
(Commission File Number)
75-1310613
(IRS Employer Identification No.)
1845 Woodall Rogers, Suite 1020 — Dallas, TX (75201)
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (214) 468-0000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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FORM 8-K
MBI, Inc.
Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement
See Item 2.01 of this report. Item 2.01 of this report is incorporated by reference into this Item 1.01.
Section 2 — Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets
On February 12, 2007 the registrant entered into an asset purchase agreement with American Debt Specialists, Inc., a Minnesota corporation providing for the purchase by the registrant of substantially all of the assets of American Debt Specialists for cash in the amount of $25,000 and a warrant for the purchase of 125,000 shares of the registrant’s common stock at the closing price on the day before the closing.
(d) Exhibits

Exhibit No.	Description
10.1	Asset Purchase Agreement dated February 12, 2007 by and between MBI Financial, Inc. and American Debt Specialists, Inc., a Minnesota corporation.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBI Financial, Inc. (Registrant) Date: March 12 ,2007
/s/ Patrick McGeeney
Patrick McGeeney, Chairman, President and Chief Executive Officer